AMERICAN FREIGHTWAYS CORPORATION
                      2300 FORWARD DRIVE
                    HARRISON, ARKANSAS 72601

                   AMERICAN FREIGHTWAYS, INC.
                       2200 FORWARD DRIVE
                    HARRISON, ARKANSAS 72601


         LETTER AMENDMENT NO. 4 TO MASTER SHELF AGREEMENT


April 18, 1997


The Prudential Insurance Company
  of America
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201

Ladies and Gentlemen:

     We refer to the Master Shelf Agreement dated as of September 3, 1993, as amended on October 19, 1994, December 14, 1994 and on March 29, 1996 (the "AGREEMENT"), among American Freightways Corporation and American Freightways, Inc. (collectively, the "COMPANIES") and The Prudential Insurance Company of America ("PRUDENTIAL"), pursuant to which the Companies have issued and Prudential, Prudential Affiliates or other Persons have purchased Senior Notes of the Companies in the aggregate principal amount of $90,000,000. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.

     The Companies desire to extend the term of the Facility (subject to earlier termination in accordance with the Agreement ) and to increase the amount of Notes available to be issued under the Agreement to an aggregate principal amount of $140,000,000 (creating an Available Facility Amount of $50,000,000 as of the date hereof).

     Therefore, Prudential and the Companies, in consideration of the mutual promises and agreements set forth herein and in the Agreement, agree as follows:

     (a) PARAGRAPH 1. Paragraph 1 of the Agreement is amended in full to read as follows:
          1. AUTHORIZATION OF ISSUE OF NOTES. The Companies will authorize the issue of their senior promissory notes (the "NOTES") in the aggregate principal amount of up to $140,000,000, to be dated the date of issue thereof, to mature, in the case of each Note so issued, no more than 15 years from the date of issue thereof, to have an average life of no more than 12 years, to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Note so issued, in the Confirmation of Acceptance with respect to such Note delivered pursuant to paragraph 2F, and to be substantially in the form of Exhibit A attached hereto. The term "NOTES" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (i) the same final maturity, (ii) the same installment payment dates, (iii) the same installment payment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, and (v) the same interest payment periods, are herein called a "SERIES" of Notes.

     (b) PARAGRAPH 2B. Paragraph 2B of the Agreement is amended in full to read as follows:

          2B. ISSUANCE PERIOD. Notes may be issued and sold pursuant to this Agreement until April 30, 1997. The period during which Notes may be issued and sold pursuant to this Agreement is herein called the "ISSUANCE PERIOD".

     (c) PARAGRAPH 2I(4). Paragraph 2I(4) Renewal Fee is deleted in its entirety.

     (d) PARAGRAPH 6A(3). Paragraph 6A(3) of the Agreement is amended in full to read as follows:
          6A(3). FIXED CHARGE RATIO. The Companies will not permit the ratio of Income Available for Fixed Charges (based on the four fiscal quarters prior to the date of determination) to Fixed Charges (based on the four fiscal quarters prior to the date of determination) to be less than
     (i) for the four fiscal quarters ended March 31, 1996, 1.80 to 1.00, (ii) for the four fiscal quarters ended June 30, 1996 and September 30, 1996, 1.65 to 1.00, (iii) for the four fiscal quarters ended December 31, 1996, March 31, 1997, June 30, 1997, September 30, 1997 and December 31, 1997, 1.80 to 1.00 and (iv) at any time thereafter, 2.00 to 1.00.

     (e) INFORMATION SCHEDULE. The Information Schedule attached to the Agreement is replaced in its entirety by the Information
Schedule attached to this letter amendment.

     (f) ADDRESS CHANGE. All references in the Agreement to the Dallas, Texas office address of Prudential Capital Group are amended to show the current Dallas office address of Prudential Capital Group as: 2200 Ross Ave., Suite 4200E, Dallas, Texas 75201.

     (g) CONDITIONS PRECEDENT. The effectiveness of this letter amendment is contingent on the Companies providing to Prudential certified copies of (i) a resolution of their respective Boards of Directors approving the amendments to the Agreement herein contained and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the amendments to the Agreement herein contained.
     On and after the effective date of this letter amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement, and each reference in the Notes to "the Agreement", "thereunder", "thereof", or words of like import referring to the Agreement, shall mean the Agreement as amended by this letter amendment.
The Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.

     This letter amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least two counterparts of this letter amendment to American Freightways Corporation, 2200 Forward Drive, Harrison, Arkansas 72601,
Attention: Stephen Bruffett and American Freightways, Inc. 2200 Forward Drive, Harrison, Arkansas 72601, Attention: Stephen Bruffett. This letter amendment shall become effective as of the date first above written when and if counterparts of this letter amendment shall have been executed by us and you and you shall have entered into an amendment to effect substantially the same change set forth in (d) above with respect to the Amended and Restated Credit Agreement dated October 20, 1994, between the Companies and NationsBank of Texas, N.A., as agent.

                              Very truly yours,

                              AMERICAN FREIGHTWAYS CORPORATION

                              By:  /s/Frank Conner
                                    Title:  Executive Vice
                                            President

                              AMERICAN FREIGHTWAYS, INC.

                              By:  /s/Frank Conner
                                    Title:  Executive Vice
                                            President
Agreed as of the date
first above written:

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA


By: /s/Randall M. Kob
      Senior Vice President
INFORMATION SCHEDULE

THE PRUDENTIAL INSURANCE           Operations Group
COMPANY OF AMERICA                        (Attention: Manager)

(1)  All payments on account of    (3)  Address for copies of
Notes held by such purchaser       notices under (2) above and all
shall be made by wire transfer     other communications and
of immediately available funds     notices:
for credit to:
                                   The Prudential Insurance
Account No. 890-0304-391 (in       Company of America
the case of payments on account    c/o Prudential Capital Group
of the Note originally issued      2200 Ross Avenue, Suite 4200E
in the principal amount of         Dallas, Texas 75201
$47,775,000 on April 18, 1997,     Attention: Managing Director
                                   (4)  Recipient of telephonic
Account No. 890-0304-944 (in       prepayment notices:
the case of payments on account
of the Note originally issued      Manager, Investment Structure
in the principal amount of         and Pricing
$3,225,000 on April 18, 1997)      (201) 802-7398
                                   (201) 624-6432 (facsimile)
The Bank of New York
New York, New York                 (5) Tax Identification No.: 22-
(ABA No.: 021-000-018)             1211670

Each such wire transfer shall      (6) Authorized Officers:
set forth the name of the
Company, a reference to "8.11%     R.A. Walker, Randall M. Kob,
Senior Notes due April 18,         Steven D. Arnold, Robert G.
2012", Security No. !INV5610!      Gwin and Jay D. Squiers
(in the case of payments on
account of the Note originally
issued in the principal amount
of $47,775,000) and "8.11%
Senior Notes due April 18,
2012", Security No. !INV5611!
(in the case of payments on
account of the Note originally
issued in the principal amount
of $2,225,000) and a reference
to the due date and application
(as among principal, interest
and Yield-Maintenance Amount)
of the payment being made.

All payments on account of
Notes issued prior to April 18,
1997 shall be made pursuant to
previously distributed written
instructions.

(2)  Address for all notices
relating to payments and
written confirmations of such
wire transfers:

The Prudential Insurance
Company of America
c/o Prudential Capital Group
100 Mulberry Street
Newark, NJ 07102-4069
Attention: Investment